Borrowings	12 Months Ended
Mar. 31, 2024
Borrowings [abstract]
Borrowings	Borrowings
Amendments to borrowings
Effective June 30, 2023, LIBOR rates are no longer published for U.S Dollars. As a result, in the first quarter ended July 2, 2023, the Company transitioned facilities and contracts denominated in U.S dollars applying LIBOR to the Secured Overnight Financing Rate published by the Federal Reserve Bank of New York (“SOFR”). At this time, the Company entered into further amendments to its Revolving Facility (as defined below), Term Loan Facility (as defined below) and the interest rate swaps to transition to SOFR. In connection with the amendments, during the first quarter ended July 2, 2023, the Company also extended the maturity of the Revolving Facility to May 15, 2028 and incurred transaction costs of $0.7m, on the extension of the Revolving Facility, which are being amortized using the effective interest rate method over the new term to maturity. There were no further amendments to borrowings in the year ended March 31, 2024.
See "Note 22. Financial risk management objectives and policies" for more details on the amendments to the interest rate swaps.
Revolving Facility
The Company has an agreement with a syndicate of lenders for a senior secured asset-based revolving credit facility ("Revolving Facility") in the amount of $467.5m, with an increase in commitments to $517.5m during the peak season (June 1 - November 30). The Revolving Facility matures on May 15, 2028. Amounts owing under the Revolving Facility may be borrowed, repaid and re-borrowed for general corporate purposes. The Company has pledged substantially all of its assets as collateral for the Revolving Facility. The Revolving Facility contains financial and non-financial covenants which could impact the Company’s ability to draw funds.
The Revolving Facility has multiple interest rate charge options that are based on the Canadian prime rate, Banker's Acceptance rate, the lenders' Alternate Base Rate, European Base Rate, SOFR rate, or EURIBOR rate plus an applicable margin, with interest payable the earlier of quarterly or at the end of the then current interest period (whichever is earlier).
As at March 31, 2024, the Company had repaid all amounts owing on the Revolving Facility (April 2, 2023 - $nil). As at March 31, 2024, no interest and administrative fees remain outstanding (April 2, 2023 - $nil). Deferred financing charges in the amounts of $1.0m (April 2, 2023 - $0.5m), were included in other long-term liabilities. As at and during the year ended March 31, 2024, the Company was in compliance with all covenants.
The Company had unused borrowing capacity available under the Revolving Facility of $203.7m as at March 31, 2024 (April 2, 2023 - $238.4m).
The revolving credit commitment also includes a letter of credit commitment in the amount of $25.0m, with a $5.0m sub-commitment for letters of credit issued in a currency other than Canadian dollars, U.S. dollars, euros or British pounds sterling, and a swingline commitment for $25.0m. As at March 31, 2024, the Company had letters of credit outstanding under the Revolving Facility of $1.5m (April 2, 2023 - $1.8m).
Term Loan
The Company has a senior secured loan agreement with a syndicate of lenders that is secured on a split collateral basis ("Term Loan") alongside the Revolving Facility. The Term Loan has an aggregate principal amount of USD300.0m, with quarterly repayments of USD0.75m on the principal amount and a maturity date of October 7, 2027. Moreover, the Term Loan has an interest rate of SOFR plus a term SOFR adjustment of 0.11448% with an applicable margin of 3.50% payable monthly in arrears. SOFR plus the term SOFR adjustment may not be less than 0.75%.
Voluntary prepayments of amounts owing under the Term Loan may be made at any time without premium or penalty but once repaid may not be reborrowed. As at March 31, 2024, the Company had USD290.3m (April 2, 2023 - USD293.3m) aggregate principal amount outstanding under the Term Loan. The Company has pledged substantially all of its assets as collateral for the Term Loan. The Term Loan contains financial and non-financial covenants which could impact the Company’s ability to draw funds. As at and during the year ended March 31, 2024, the Company was in compliance with all covenants.
As the Term Loan is denominated in U.S. dollars, the Company remeasures the outstanding balance plus accrued interest at each balance sheet date.
The amount outstanding with respect to the Term Loan is as follows:

	March 31, 2024	April 2, 2023
	$	$
Term Loan	393.1	396.3
Unamortized portion of deferred transaction costs	(0.6)	(0.6)
Term Loan, net of unamortized deferred transaction costs	392.5	395.7
Mainland China Facilities
A subsidiary of the Company in Mainland China has two uncommitted loan facilities in the aggregate amount of RMB266.4m ($50.0m) ("Mainland China Facilities"). The term of each draw on the loans is one, three or six months or such other period as agreed upon and shall not exceed 12 months (including any extension or rollover). The interest rate on each facility is equal to loan prime rate of 1 year, minus a marginal rate between 0.35% and 0.45%, and payable at one, three or six months, depending on the term of each draw. Proceeds drawn on the Mainland China Facilities are being used to support working capital requirements and build up of inventory for peak season sales. As at March 31, 2024, the Company had no amounts owing on the Mainland China Facilities (April 2, 2023 - $9.8m (RMB50.0m)).
Japan Facility
A subsidiary of the Company in Japan has a loan facility in the aggregate amount of JPY4,000.0m ($35.8m) ("Japan Facility") with a floating interest rate of Japanese Bankers Association Tokyo Interbank Offered Rate (“JBA TIBOR”) plus an applicable margin of 0.30%. The term of the facility is 12 months and each draw on the facility is payable within the term. Proceeds drawn on the Japan Facility are being used to support build up of inventory for peak season sales. As at March 31, 2024, the Company had $5.4m (JPY600.0m) owing on the Japan Facility (April 2, 2023 - $13.7m (JPY1,350.0m)).
Short-term Borrowings
As at March 31, 2024, the Company has short-term borrowings in the amount of $9.4m. Short-term borrowings include $5.4m (April 2, 2023 - $13.7m) owing on the Japan Facility, and $4.0m (April 2, 2023 - $4.1m) for the current portion of the quarterly principal repayments on the Term Loan. For the year ended April 2, 2023, short-term borrowings included $9.8m on the Mainland China Facilities. Short-term borrowings are all due within the next 12 months.
Net interest, finance and other costs consist of the following:

	Year ended
	March 31, 2024	April 2, 2023	April 3, 2022
	$	$	$
		Reclassified	Reclassified
Interest expense
Mainland China Facilities	0.9	0.5	0.4
Japan Facility	0.1	0.1	—
Revolving Facility	2.8	1.1	1.8
Term Loan	19.9	18.8	17.4
Lease liabilities	17.7	11.6	9.1
Standby fees	1.2	1.8	0.9
Acceleration of unamortized costs on debt extinguishment	—	—	9.5
Foreign exchange losses on Term Loan net of hedges	2.1	12.1	2.8
Fair value remeasurement on the put option liability (note 21)	1.6	10.9	—
Fair value remeasurement on the contingent consideration (note 21)	2.8	(2.9)	—
Interest income	(1.3)	(0.9)	(0.4)
Other costs	1.0	1.0	0.3
Net interest, finance and other costs	48.8	54.1	41.8